UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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CORNERSTONE THERAPEUTICS INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CORNERSTONE THERAPEUTICS INC.
1255 CRESCENT GREEN DRIVE, SUITE 250
CARY, NORTH CAROLINA 27518

[ • ], 2009

Dear Fellow Stockholders:

I am pleased to invite you to join us for a special meeting of the stockholders of Cornerstone Therapeutics Inc. to be held on [ • ], 2009 at 10:00 a.m., local time, at The Umstead Hotel and Spa, 100 Woodland Pond, Cary, North Carolina.

At the special meeting, you will be asked to consider and vote on a proposal to amend Cornerstone’s certificate of incorporation (the “Charter Amendment”). Cornerstone is required to submit the Charter Amendment to our stockholders for their approval pursuant to the Stock Purchase Agreement, dated as of May 6, 2009, by and between Cornerstone and Chiesi Farmaceutici SpA (the “Stock Purchase Agreement”). Cornerstone’s stockholders previously approved Cornerstone’s issuance and sale of shares of Cornerstone’s common stock pursuant to the Stock Purchase Agreement. Following that approval, Chiesi Farmaceutici SpA (“Chiesi”) completed its purchase of shares from Cornerstone as well as a related purchase. As a result of those purchases, Chiesi owns an aggregate of [ • ] shares of our common stock, which represent approximately [ • ]% of the shares issued and outstanding as of [ • ]. Chiesi owned all of those shares on the record date for the special meeting and therefore will be entitled to vote them at the special meeting.

The Charter Amendment, which is described in detail in the accompanying proxy statement, (i) eliminates the classified (or “staggered”) status of our board of directors; (ii) eliminates the supermajority voting provisions presently contained in the certificate of incorporation; (iii) adds a provision to the effect that so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (calculated on a fully-diluted basis as described in the accompanying proxy statement), there will be two classes of directors, one comprised of Chiesi’s designees and the other comprised of directors not designated by Chiesi, and that the two classes of directors will have equal voting power; (iv) adds provisions requiring the approval of Chiesi for certain types of corporate transactions so long as Chiesi owns at least 40% of Cornerstone’s outstanding common stock (calculated on a fully-diluted basis as described in the accompanying proxy statement); (v) adds provisions permitting Chiesi and its affiliates to compete with Cornerstone and relieving Chiesi and its affiliates and board designees from obligations they otherwise might owe to Cornerstone under the corporate opportunity doctrine; (vi) eliminates the prohibition against stockholders taking action by written consent; and (vii) adds a provision opting out of Section 203 of the Delaware General Corporation Law, an anti-takeover statute.

Approval of the Charter Amendment requires the affirmative vote of the holders of 75% of the shares of common stock issued and outstanding as of the close of business on the record date for the special meeting. Craig A. Collard, our President and Chief Executive Officer, Steven M. Lutz, our Executive Vice President, Manufacturing and Trade, the entities controlled by them, and the other members of our management team, who owned an aggregate number of shares representing approximately [ • ]% of the shares issued and outstanding on the record date, have agreed to vote their shares in favor of the approval of the Charter Amendment. Chiesi also has agreed to vote its shares in favor of the Charter Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL AND ADOPTION OF THE CHARTER AMENDMENT.

We urge you to read the accompanying proxy statement, which provides important information about the matter to be voted on. Whether or not you plan to attend the special meeting, please take the time to vote by completing and signing the enclosed proxy card and mailing it to us or by submitting a proxy over the Internet or by telephone. If you submit a proxy and then attend the special meeting, your proxy will, upon your written request, be revoked in order that you may vote in person at the meeting.

On behalf of the Board of Directors

Yours Sincerely,

[scanned signature]
[ • ]
[ • ]

The accompanying proxy statement is dated [ • ], 2009 and is first being mailed to stockholders, along with the related proxy card, on or about [ • ], 2009.

CORNERSTONE THERAPEUTICS INC.
1255 CRESCENT GREEN DRIVE, SUITE 250
CARY, NORTH CAROLINA 27518

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on [ • ], 2009

To our Stockholders:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Cornerstone Therapeutics Inc. will be held on [ • ], 2009 at 10:00 a.m., local time, at The Umstead Hotel and Spa, 100 Woodland Pond, Cary, North Carolina. At the special meeting, stockholders will consider and vote on a proposal to amend Cornerstone’s certificate of incorporation in the manner described in the accompanying proxy statement (the “Charter Amendment”).

Stockholders also may be asked to vote on a proposal to adjourn the special meeting, if necessary to solicit additional proxies in favor of the Charter Amendment.

Stockholders of record at the close of business on [ • ], 2009 are entitled to notice of, and to vote at, the special meeting or any adjournment thereof. Your vote is important regardless of the number of shares you own.

In order to ensure that a quorum is present at the meeting, please complete, date, sign and promptly return the enclosed proxy card whether or not you expect to attend the special meeting. A postage-prepaid envelope, addressed to BNY Mellon Shareholder Services, our transfer agent and registrar, has been enclosed for our convenience. You may also submit a proxy over the Internet or by telephone. If you attend the special meeting, your proxy will, upon your written request, be revoked and you may vote your shares in person.

All stockholders are cordially invited to attend the special meeting.

By Order of the Board of Directors

David Price
Secretary

Cary, North Carolina
Dated: [ • ], 2009

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE THE REPRESENTATION OF YOUR SHARES AT THE SPECIAL MEETING, PLEASE VOTE AS SOON AS POSSIBLE OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

CORNERSTONE THERAPEUTICS INC.
1255 CRESCENT GREEN DRIVE, SUITE 250
CARY, NORTH CAROLINA 27518

PROXY STATEMENT

For the Special Meeting of Stockholders
To Be Held on [ • ], 2009

This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the board of directors of Cornerstone Therapeutics Inc. for use at the special meeting of stockholders to be held on [ • ], 2009 at 10:00 a.m., local time, at The Umstead Hotel and Spa, 100 Woodland Pond, Cary, NC 27513, and any adjournment thereof.

At the special meeting, you will be asked to consider and vote on a proposal to amend Cornerstone’s certificate of incorporation (the “Charter Amendment”). Cornerstone is required to submit the Charter Amendment to our stockholders for their approval pursuant to the Stock Purchase Agreement, dated as of May 6, 2009, by and between Cornerstone and Chiesi Farmaceutici SpA (the “Stock Purchase Agreement”). Cornerstone’s stockholders previously approved Cornerstone’s issuance and sale of shares of Cornerstone’s common stock pursuant to the Stock Purchase Agreement. Following that approval, Chiesi Farmaceutici SpA (“Chiesi”), completed its purchase of shares from Cornerstone as well as a related purchase. As a result of those purchases, Chiesi owns an aggregate of [ • ] shares of the Company’s common stock. Chiesi owned all of those shares on the record date for the special meeting and therefore will be entitled to vote them at the special meeting. On the record date, the shares owned by Chiesi represented approximately [ • ]% of the shares of our common stock then issued and outstanding.

The Charter Amendment, which is described in detail in the accompanying proxy statement, (i) eliminates the classified (or “staggered”) status of our board of directors; (ii) eliminates the supermajority voting provisions presently contained in the certificate of incorporation; (iii) adds a provision to the effect that so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (calculated on a fully-diluted basis as described in this proxy statement), there will be two classes of directors, one comprised of Chiesi’s designees and the other comprised of directors not designated by Chiesi, and that the two classes of directors will have equal voting power; (iv) adds provisions requiring the approval of Chiesi for certain types of corporate transactions so long as Chiesi owns at least 40% of Cornerstone’s outstanding common stock (calculated on a fully-diluted basis as described in this proxy statement); (v) adds provisions permitting Chiesi and its affiliates to compete with Cornerstone and relieving Chiesi and its affiliates and board designees from obligations they otherwise might owe to Cornerstone under the corporate opportunity doctrine; (vi) eliminates the prohibition against stockholders taking action by written consent; and (vii) adds a provision opting out of Section 203 of the Delaware General Corporation Law, an anti-takeover statute.

Approval of the Charter Amendment requires the affirmative vote of the holders of 75% of the shares of common stock issued and outstanding as of the close of business on the record date for the special meeting. Craig A. Collard, our President and Chief Executive Officer, and Steven M. Lutz, our Executive Vice President, Manufacturing and Trade, who, together with the entities controlled by them, owned an aggregate number of shares representing approximately [ • ]% of the shares issued and outstanding as of the close of business on the record date, have agreed to vote their shares in favor of the approval of the Charter Amendment. Chiesi also has agreed to vote its shares in favor of the Charter Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE CHARTER AMENDMENT.

The remainder of this proxy statement contains a detailed description of the Charter Amendment. We urge you to review the entire proxy statement carefully.

All proxies will be voted in accordance with your instructions. If no choice is specified, the proxies will be voted for the approval of the Charter Amendment and for any proposal to adjourn the special meeting, if necessary to solicit additional proxies in favor of the Charter Amendment. Any proxy may be revoked by a stockholder at any time before it is exercised by attending the meeting and voting in person, by delivering written notice of revocation of your proxy to our Secretary at any time before voting is closed, by timely submitting another signed proxy card bearing a later date or by providing new voting instructions by telephone or over the Internet, in each case as described below.

This proxy statement is dated [ • ], 2009 and is first being mailed to stockholders on or about [ • ], 2009.

Important Notice Regarding the Availability of Proxy Materials
For the Stockholder Meeting to Be Held on [ • ], 2009

This proxy statement will also be available on the Internet at
www.proxydocs.com/crtx

i

THE SPECIAL MEETING

Date, Time and Place

The special meeting will be held on [ • ], 2009 at 10:00 a.m., local time, at The Umstead Hotel and Spa, 100 Woodland Pond, Cary, North Carolina.

Purpose of the Special Meeting

The special meeting has been called pursuant to the requirements of the Stock Purchase Agreement, dated as of May 6, 2009, by and between Chiesi and Cornerstone (the “Stock Purchase Agreement”). At the special meeting, Cornerstone’s stockholders will be asked to vote to approve and adopt the Charter Amendment and, if necessary in order to solicit additional proxies, to adjourn the special meeting. We do not expect that any other business will be conducted at the special meeting.

This is the second special meeting of stockholders that we are required to call and hold pursuant to the Stock Purchase Agreement. At the first special meeting, our stockholders voted to approve our sale and issuance of shares of our common stock to Chiesi pursuant to the Stock Purchase Agreement. Following that approval, the issuance and sale of shares was completed. We agreed with Chiesi that we would seek stockholder approval of the Charter Amendment after the completion of our sale of shares to Chiesi because in that way Chiesi would be able to vote its newly acquired shares in favor of the Charter Amendment, making it easier to obtain the requisite stockholder approval.

Record Date; Shares Entitled to Vote; Quorum

Cornerstone’s board of directors has fixed [ • ], 2009 as the record date to be used to determine which of Cornerstone’s stockholders are entitled to notice of and to vote at the special meeting. As of the close of business on the record date there were [ • ] shares of Cornerstone’s common stock outstanding, held by [ • ] holders of record. Each holder of record of shares of Cornerstone’s common stock as of the close of business on the record date is entitled to cast one vote at the special meeting for each share the holder owns of record as of the close of business on the record date. Cornerstone’s shares of common stock are the only securities eligible to be voted at the special meeting. Each share of common stock is entitled to one vote.

A majority of all shares of Cornerstone’s common stock outstanding as of the close of business on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the special meeting. Abstentions and broker non-votes (described below) are counted for the purpose of determining whether a quorum exists.

If a quorum is not present, or if fewer shares of Cornerstone’s common stock are voted in favor of the proposal to approve the Charter Amendment at the special meeting than the number of shares necessary to approve the proposal, we may seek to adjourn the special meeting to allow additional time for obtaining additional proxies or votes.

Vote Required

The approval of the Charter Amendment requires the affirmative vote of the holders of at least 75% of the shares of Cornerstone’s common stock eligible to be voted at the special meeting. Any proposal to adjourn the special meeting to solicit additional proxies will require the affirmative vote of a majority of the shares of Cornerstone common stock present in person or represented by proxy and entitled to vote at the special meeting, even if less than a quorum.

A “broker non-vote” occurs on a proposal when a broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given by the beneficial owner. A broker is not permitted to vote on the proposal to approve the Charter Amendment or on any proposal to approve an adjournment of the special meeting without instruction from the beneficial owner of the shares held by the broker. Therefore, if your shares are held in an account at a brokerage firm or bank, and you do not provide the broker or bank with instructions on how to vote the shares which you beneficially own in accordance with the instructions received from the brokerage firm or bank, a broker non-vote will occur with respect to those shares.

An abstention occurs when a stockholder who has not given a proxy is present at the special meeting but does not cast a ballot or submit a proxy card in person or when a stockholder affirmatively instructs a vote to be withheld (by checking the “abstain” box on the proxy card).

Any failure to vote in person or by proxy, including any broker non-vote or abstention, will have the same effect as a vote against the proposal to approve and adopt the Charter Amendment. A broker non-vote will have no effect on the proposal to adjourn the special meeting, if necessary, in order to solicit additional proxies and an abstention will have the same effect as a vote against the proposal to adjourn the special meeting, if necessary, in order to solicit additional proxies.

Voting Commitments

Craig A. Collard, our President and Chief Executive Officer, Steven M. Lutz, our Vice President, Manufacturing and Trade, Cornerstone Biopharma Holdings Ltd., Carolina Pharmaceuticals Ltd., Lutz Family Limited Partnership, Brian Dickson, M.D., our Chief Medical Officer, David Price, our Executive Vice President, Finance, Chief Financial Officer, Treasurer and Assistant Secretary, Joshua Franklin, our Vice President, Sales and Marketing, and Alan Roberts, Vice President, Scientific Affairs, have agreed to vote all shares beneficially owned by them in favor of the approval of the Charter Amendment. At the record date, those persons beneficially owned an aggregate of [ • ] shares. Chiesi has agreed to vote the [ • ] shares of Cornerstone stock that it owns in favor of the approval of the Charter Amendment.

Voting at the Special Meeting; Proxies

How to Vote.  You can vote in person or by proxy. Submitting a proxy will not affect your right to attend the special meeting and vote in person.

If your shares are registered directly in your name, you may vote or submit a proxy as follows:

•	Over the Internet. Go to the web site of our tabulator, BNY Mellon Shareowner Services, at http://www.proxyvoting.com/CRTX and follow the instructions you will find there. You must specify how you want your shares voted or your Internet proxy cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

•	By Telephone. Call (866) 540-5760 toll-free from the United States or Canada and follow the instructions. You must specify how you want your shares voted and confirm your proxy at the end of the call or your telephone proxy cannot be completed. Your shares will be voted according to your instructions.

•	By Mail. Complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope to BNY Mellon Shareowner Services. Your proxy will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our board of directors.

•	In Person at the Meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” for your account by a bank, broker or other nominee, you may vote or submit a proxy as follows:

•	Over the Internet or By Telephone. Follow the instructions provided by your broker or other nominee as to whether (and if so, how) you are permitted to submit a proxy and provide voting instructions over the Internet or by telephone.

•	By Mail. Follow the instructions provided by your broker or other nominee explaining how to submit a proxy and provide voting instructions for your shares by mail.

•	In Person at the Meeting. Contact the broker or other nominee that holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. A broker’s proxy is not the form of proxy enclosed with this proxy statement. You will not be able to vote shares you hold in “street name” at the meeting unless you have a proxy from your broker issued in your name giving you the right to vote the shares.

How Proxies will be Voted.  All shares of common stock represented by proxies properly executed and received by us before or at the special meeting will be voted in accordance with the instructions indicated on the proxies. If the proxy is properly completed, signed and returned but no instructions are indicated, the shares will be voted:

•	FOR the approval and adoption of the Charter Amendment; and

•	FOR the adjournment of the special meeting, if necessary or advisable, to solicit additional proxies in favor of such approval.

Shares represented by a proxy that has been returned with instructions to vote against the proposal to approve the Charter Amendment but which does not include instructions with respect to the adjournment proposal will not be voted in favor of the adjournment proposal.

Revoking Your Proxy.  If you grant a proxy in respect of your shares and then attend the special meeting, your attendance at the special meeting, or at any adjournment or postponement of the special meeting, will not automatically revoke your proxy. You can, however, revoke a proxy at any time prior to its exercise by:

•	delivering to Cornerstone’s corporate secretary a written notice of revocation before the special meeting (or, if the special meeting is adjourned or postponed, before the adjourned or postponed meeting is actually held);

•	delivering to Cornerstone’s corporate secretary a later-dated, duly executed proxy (including a proxy by telephone or through the Internet) before the special meeting (or, if the special meeting is adjourned or postponed, before the adjourned or postponed meeting is actually held);

•	revoking the proxy in accordance with the telephone or Internet voting procedures described in the proxy voting instructions attached to the proxy card; or

•	attending the special meeting (or, if the special meeting is adjourned or postponed, by attending the adjourned or postponed meeting) and voting in person at the special meeting.

If your shares are held in the name of a broker or nominee, you may change your vote by submitting new voting instructions to your broker or nominee.

Solicitation of Proxies

Proxies may be solicited by mail, personal interview, telephone, facsimile and electronic mail by Cornerstone’s directors, officers and employees on a part-time basis and for no additional compensation. Cornerstone will bear the costs it incurs in the solicitation of proxies under this document, including amounts paid in reimbursement to banks, brokerage firms, custodians, nominees and other for their expenses in forwarding soliciting material to the beneficial owners of Cornerstone common stock.

Cornerstone has retained [ • ] to assist it with the solicitation of proxies and to verify certain records related to the solicitations. Cornerstone has agreed to pay [ • ] a fee not to exceed $[ • ], plus certain expenses, for services rendered.

Other Business

Our board of directors currently is not aware of any business to be acted upon at the special meeting other than as described in this document. If, however, other matters are properly brought before the special meeting or any adjournments or postponements of the meeting, in the absence of instructions to the contrary, persons appointed as proxies will have discretion to vote or act on those matters in their best judgment.

Stockholder Questions

Stockholders with any questions about the transaction or about voting their shares should call [ • ], Cornerstone’s proxy solicitors, toll-free at [ • ].

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this proxy statement to you upon written or oral request to Cornerstone Therapeutics Inc., Attention of David Price, Executive Vice President, Finance, and Chief Financial Officer, 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518; telephone: (888) 466-6505. If you want to receive separate copies of this proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

THE CHARTER AMENDMENT

Background

On May 6, 2009, we entered into the Stock Purchase Agreement and certain related agreements with Chiesi. In those agreements, we agreed to issue and sell shares of our common stock to the Chiesi and Chiesi agreed (i) to grant Cornerstone an exclusive 10-year license to distribute Chiesi’s Curosurf® product in the U.S., (ii) to grant Cornerstone a right of first offer, for a period of two years following the closing of the transaction, on all products and technology that Chiesi wishes to market in the U.S. and (iii) to pay Cornerstone $15,465,075 in cash. In connection with the Stock Purchase Agreement, Craig A. Collard, Cornerstone’s President and Chief Executive Officer, and Steven M. Lutz, Cornerstone’s Executive Vice President, Manufacturing and Trade, through entities controlled by them, agreed to sell an aggregate of 1.6 million shares of our common stock to Chiesi. After the closings of the sales of shares of our common stock by Cornerstone and by the entities controlled by Mr. Collard and Mr. Lutz, Chiesi owns shares representing 51% of the outstanding shares of our common stock, calculated on a fully diluted basis.

Concurrently with execution of the Stock Purchase Agreement, we, Chiesi and certain of our stockholders entered into a number of related agreements which, among other things, (i) provide for specified governance arrangements for the two years following the closing of the transactions contemplated by the Stock Purchase Agreement, (ii) impose certain restrictions on Chiesi, Mr. Collard, Mr. Lutz and the entities controlled by them during that period, including restrictions on their respective purchases and sales of shares of Cornerstone common stock and (iii) grant Chiesi an option to purchase any remaining shares of Cornerstone common stock owned by Mr. Collard, Mr. Lutz and the entities controlled by them two years after the closing of the transactions contemplated by the Stock Purchase Agreement, at a price of $12.00 per share in cash.

One of the related agreements is the governance agreement, by and among Cornerstone Therapeutics Inc., Chiesi and, solely with respect to certain sections identified therein, Mr. Collard, Mr. Lutz and the entities controlled by them (the “Governance Agreement”). The Governance Agreement, by its terms, became effective upon the closing of the issuance and sale of shares of our common stock pursuant to the Stock Purchase Agreement, when Chiesi became the owner of a majority of the outstanding shares of our common stock. The Governance Agreement contains, among other things, certain governance provisions related to the structure and composition of our board of directors and we agreed therein to ensure that our certificate of incorporation and bylaws will conform to the governance provisions of the Governance Agreement. We also agreed to provide Chiesi with certain majority stockholder rights that are incorporated in our amended and restated bylaws, which we adopted immediately prior to closing of the issuance and sale of shares of our common stock pursuant to the Stock Purchase Agreement, and the proposed Charter Amendment.

As a result of the provisions we agreed to in the Governance Agreement and the changes made in our amended and restated bylaws, among other things:

•	our board of directors will consist of eight members, four directors designated by Chiesi, our Chief Executive Officer and three independent directors and thereafter the number of directors Chiesi may designate for nomination for election to our board of directors will be based upon Chiesi’s level beneficial ownership shares of our common stock;

•	a quorum at any meeting of our board of directors will require majority of the total authorized number of directors (including at least one Chiesi-nominated director);

•	for so long as Chiesi and its affiliates beneficially own at least 50% of the outstanding shares of our common stock on a fully diluted basis, certain actions are subject to the approval of by our board of directors; and

•	the compensation committee of our board of directors must approve, and the board of directors must ratify, all executive compensation.

The proposed Charter Amendment that our stockholders are being asked to approve at the special meeting:

•	eliminates the classified (or “staggered”) status of our board of directors;

•	eliminates the supermajority voting provisions presently contained in the certificate of incorporation (so that any future amendment will require the approval of a simple majority of the shares eligible to be voted);

•	adds a provision to the effect that so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully diluted basis), there will be two classes of directors, one comprised of Chiesi’s designees and the other comprised of directors not designated by Chiesi, and that the two classes of directors will have equal voting power;

•	revises the provision related to a quorum at any meeting of our board of directors so that a quorum consists of a majority of the total authorized number of directors (including at least one Chiesi-nominated director);

•	adds provisions requiring the approval of Chiesi for certain types of corporate transactions so long as Chiesi owns at least 40% of Cornerstone’s outstanding common stock (on a fully diluted basis);

•	adds provisions permitting Chiesi and its affiliates to compete with Cornerstone and relieving Chiesi and its affiliates and board designees from obligations they otherwise might owe to Cornerstone under the corporate opportunity doctrine;

•	deletes a prohibition against action by written consent by our stockholders in lieu of a meeting; and

•	adds a provision opting out of Section 203 of the Delaware General Corporations Law, an anti-takeover statute.

In our various agreements with Chiesi, we agreed that when any share ownership calculation was to be made on a “fully diluted basis,” it was to be made on a basis that gives effect to the number of shares of common stock then outstanding plus the aggregate number of shares of common stock that Cornerstone may be required to issue pursuant to all options, warrants, rights, convertible or exchangeable securities or similar obligations then outstanding, whether or not immediately exercisable but excluding, however, any options, warrants or similar rights outstanding that have an exercise price equal to greater than $26.00 per share as of May 6, 2009. When we use the term “fully diluted basis” is this proxy statement it has the same meaning.

Please see “— Description of the Charter Amendment” below for a more detailed summary of the Charter Amendment.

Reasons for the Charter Amendment

The purpose of the Charter Amendment is to implement governance arrangements we have agreed to with Chiesi and to provide Chiesi with certain majority stockholder rights for which Chiesi has negotiated. Most of the changes to be implemented by the Charter Amendment either grant specific rights to Chiesi or make it easier for Chiesi to exercise its rights as a majority stockholder. Our board of directors, in connection with approving the issuance and sale of shares of our common stock to Chiesi pursuant to the Stock Purchase Agreement and the transactions contemplated by the related agreements with Chiesi, including the Governance Agreement has declared the advisability of and approved the Charter Amendment. Accordingly, our board of directors recommends that our stockholders vote FOR the approval and adoption of the Charter Amendment.

Description of the Charter Amendment

If our stockholders approve the Charter Amendment, the changes to our certificate of incorporation will be as follows:

•	Our board of directors will cease to be a classified (or “staggered”) board on which directors are elected for three-year terms; instead, all directors will serve one-year terms and all will be subject to re-election at each year’s annual meeting of our stockholders.

•	Future amendments to the certificate of incorporation will require the affirmative vote of a simple majority of the shares eligible to vote on the matter; at present, some amendments require a 75% vote. The amendments that presently require at 75% vote are amendments to:

◆	Article Sixth, which relates to how our bylaws may be amended, repealed or altered;

◆	Article Ninth, which relates to our board of directors, including number and classes of directors, terms of office, quorum, action at meetings, removal, vacancies and stockholder nominations and introduction of business;

◆	Article Tenth, which provides that stockholders may not take action by written consent in lieu of a meeting; and

◆	Article Eleventh, which provides that only our board of directors, the Chairman of our board of directors or our Chief Executive Officer may call a special meeting of stockholders.

•	For so long as Chiesi and its affiliates collectively beneficially own at least 50% of the outstanding shares of Cornerstone common stock on a fully diluted basis, (i) our board of directors will have two classes of directors, one comprising the directors who were designated by Chiesi pursuant to the Governance Agreement and the other comprising the directors who were not designed by Chiesi; and (ii) the two director classes will have equal voting power regardless of the number of Chiesi-nominated directors that are present at any meeting of our board of directors.

•	A quorum at any meeting of our board of directors will consist of a majority of the total authorized number of directors (including at least one Chiesi-nominated director).

•	For so long as Chiesi and its affiliates collectively beneficially own at least 40% of the outstanding shares of Cornerstone common stock on a fully diluted basis, the approval of Chiesi shall be required for any of the following:

◆	the acquisition by Cornerstone of any business or assets (other than products acquired for re-sale to customers) for an aggregate price (not including royalties based on sales volumes, but including any assumptions of liabilities, milestone payments and other similar commitments) in excess of $25,000,000;

◆	the sale, lease, transfer or other disposal of a business or assets of Cornerstone for an aggregate price (not including royalties based on sales volumes, but including any assumptions of liabilities, milestone payments and other similar commitments) in excess of $25,000,000; provided, that the approval of Chiesi shall not be required for the sale, license or transfer to another party, in the ordinary course of business, of any Cornerstone asset (regardless of its value);

◆	the issuance of any equity security or other capital stock of Cornerstone, other than (i) issuances pursuant to Cornerstone’s employee incentive plans and (ii) issuances upon the exercise of any option, warrant, conversion privilege or other similar right; or

◆	the repurchase or redemption of any equity security or other capital stock of Cornerstone, other than (i) redemptions required by the terms thereof, (ii) purchases made at fair market value in connection with any deferred compensation plan maintained by Cornerstone and (iii) repurchases of unvested or restricted stock issued pursuant to any employee, officer, director or consultant compensation plan.

•	For so long as Chiesi and its affiliates collectively beneficially own at least 50% of the outstanding shares of Cornerstone’s common stock on a fully diluted basis, (i) Chiesi and its affiliates will have no obligation to refrain from engaging in the same or similar lines of business as Cornerstone, and will not be liable to Cornerstone or its stockholders for breach of any fiduciary duty by reason of such activities;

and (ii) Chiesi, its affiliates and its directors, officers and employees are excused from any obligations they otherwise might owe to Cornerstone under the corporate opportunity doctrine.

•	The current prohibition against stockholders taking action by written consent will be deleted.

•	Cornerstone elects to opt out of Section 203, an anti-takeover statute, of the Delaware General Corporations Law.

The foregoing description of the Charter Amendment is only a summary. The full text of the Charter Amendment is attached as Annex A to this proxy statement and is incorporated by reference into this proxy statement. The rights and obligations of Cornerstone are governed by the express terms and conditions of the Charter Amendment and not by this summary. This summary and the summaries of the Charter Amendment elsewhere in this proxy statement may not contain all of the information about the Charter Amendment that is of importance to you and are qualified in their entirety by reference to the complete text of the Charter Amendment. We encourage you to read the Charter Amendment carefully and in its entirety for a more complete understanding of the Charter Amendment.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL AND ADOPTION OF THE CHARTER AMENDMENT.

Interests of Our Officers and Directors in the Transaction with Chiesi

As described in “— Background” and “— Reasons for the Charter Amendment” in this proxy statement, we entered into a number of agreements on May 6, 2009 in connection with the Stock Purchase Agreement. Our board of directors declared the advisability of and approved the Charter Amendment in connection with approving the Stock Purchase Agreement and the related agreements with Chiesi, including the Governance Agreement, and the form of our amended and restated bylaws. We are seeking the approval and adoption of the Charter Amendment as required by the Stock Purchase Agreement and because we have agreed to (i) conform our certificate of incorporation to the provisions of the Governance Agreement and (ii) provide Chiesi with certain majority stockholders rights for which they have negotiated as a majority stockholder of Cornerstone.

In considering the recommendation of our board of directors with respect to the proposal to approve and adopt the Charter Amendment, our stockholders should be aware that although our directors and executive officers may not have personal interests in the Charter Amendment, they have personal interests that are, or may be, different from, or in addition to, your interests in the transactions contemplated by the Stock Purchase Agreement and the related agreements. Our board of directors was aware of these interests described below and considered them, among other matters, when declaring the advisability of, and approving, the Charter Amendment.

As of [ • ], 2009, the record date for the special meeting, approximately [ • ]% of the issued and outstanding shares of our common stock were held by directors and executive officers of Cornerstone and their affiliates.

•	An entity controlled by Craig A. Collard, Cornerstone’s President and Chief Executive Officer, and an entity controlled by Steven M. Lutz, Cornerstone’s Vice President, Manufacturing and Trade, sold an aggregate of 1.6 million shares of Cornerstone common stock to Chiesi for $5.50 per share. The closing of the sale of these shares of Cornerstone common stock occurred concurrently with the closing of the issuance and sale of common stock to Chiesi pursuant to the Stock Purchase Agreement.

•	Mr. Collard, Mr. Lutz, and the entities controlled by them, Carolina Pharmaceuticals Ltd., Cornerstone Biopharma Holdings, Ltd. and Lutz Family Limited Partnership are party to a stockholders agreement with Chiesi pursuant to which Chiesi has the option to require that they sell all their remaining shares of Cornerstone common stock that are covered by the stockholders agreement as of the date the option is exercised for $12.00 per share in cash.

•	Mr. Collard, Mr. Lutz, Brian Dickson, M.D., Cornerstone’s Chief Medical Officer, David Price, Cornerstone’s Executive Vice President, Finance, Chief Financial Officer, Treasurer and Secretary, Joshua Franklin, Cornerstone’s Vice President, Sales and Marketing, and Alan Roberts, Cornerstone’s Vice President, Scientific Affairs, are party to employment agreements with Cornerstone which became effective upon the closing of the issuance and sale of shares of our common stock to Chiesi pursuant to the Stock Purchase Agreement. Some of these employment agreements provided for the grant of options to purchase shares of our common stock to the relevant executive officer.

•	Several executive officers of Cornerstone were party an employee duties agreement which provided for all unvested options to purchase shares of our common stock and restricted shares of our common stock granted to the employee party to such an agreement to immediately vest following the closing of the issuance and sale of shares of our common stock to Chiesi pursuant to the Stock Purchase Agreement.

Appraisal Rights

Under Delaware law, our stockholders are not entitled to appraisal rights with respect to the proposed Charter Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
AND EXECUTIVE OFFICERS

The following table sets forth information regarding beneficial ownership of our common stock as of [ • ], 2009 by:

•	each person, entity or group of affiliated persons or entities known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our directors and nominees for director;

•	our President and Chief Executive Officer as of December 31, 2008, two other individuals that served as our President and Chief Executive Officer during 2008, our two most highly compensated executive officers other than our President and Chief Executive Officer who were serving as executive officers on December 31, 2008, and two additional former executive officers who would have been among our most highly compensated executive officers if they had been serving as executive officers on December 31, 2008; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the applicable rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to shares of our common stock. Shares of common stock issuable under stock options and warrants that are currently exercisable or exercisable within 60 days of [ • ] are deemed to be beneficially owned by the person holding the option or warrant for purposes of calculating the percentage ownership of that person but are not deemed outstanding for purposes of calculating the percentage ownership of any other person. The information set forth below is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to the shares of common stock beneficially owned by them, except, where applicable, to the extent authority is shared by spouses under community property laws.

	Number of	Shares	Total
	Outstanding	Underlying	Number of	Percentage of
	Shares	Options	Shares	Common Stock
	Beneficially	Exercisable	Beneficially	Beneficially
Name and Address of Beneficial Owner(1)	Owned	Within 60 Days	Owned	Owned

5% Stockholders
Chiesi Farmaceutici SpA	•	•	•	•
Via Palermo 26/A 43100 Parma Italy
Craig A. Collard	•	•	•	•
President and Chief Executive Officer and Director
Cornerstone Biopharma Holdings, Ltd.	•	•	•	•
Carolina Pharmaceuticals Ltd.	•	•	•	•
Steven M. Lutz	•	•	•	•
Executive Vice President, Commercial Operations
Lutz Family Limited Partnership	•	•	•	•
James V. Baker	•	•	•	•
Directors and Named Executive Officers
Christopher Codeanne	•	•	•	•
Director	•	•	•	•
Michael Enright	•	•	•	•
Director
Michael Heffernan	•	•	•	•
Director
Alastair McEwan	•	•	•	•
Director
Brian Dickson, M.D.	•	•	•	•
Chief Medical Officer
Scott B. Townsend, Esq.	•	•	•	•
Executive Vice President of Legal Affairs, General Counsel
Trevor Phillips, Ph.D.	•	•	•	•
Former President and Chief Executive Officer
Frank E. Thomas	•	•	•	•
Former President and Chief Executive Officer
Thomas P. Kelly	•	•	•	•
Former Chief Financial Officer and Senior Vice President of Finance and Corporate Development
Jeffrey E. Young	•	•	•	•
Former Vice President of Finance, Chief Accounting Officer and Treasurer
All executive officers and directors as a group ( • persons, consisting of • officers and • non-employee directors)	•	•	•	•

(1)	Unless otherwise indicated, the address of each beneficial owner is care of Cornerstone Therapeutics Inc., 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518.

STOCKHOLDER PROPOSALS

In order to be included in proxy material for our 2010 annual meeting of stockholders, stockholders’ proposed resolutions must be received by us at our principal executive offices, Cornerstone Therapeutics Inc., Attn: Corporate Secretary, 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518, no later than December 25, 2009. However, if the date of the 2010 annual meeting is changed by more than 30 days from the date of the first anniversary of the 2009 annual meeting, then the deadline is a reasonable time before we begin to print and mail our proxy statement for the 2010 annual meeting. We suggest that proponents submit their proposals by certified mail, return receipt requested, addressed to our Corporate Secretary.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to the board of directors and of other matters that stockholders wish to present for action at an annual meeting of stockholders, other than matters included in our proxy statement. The required notice must be in writing and received by our corporate secretary at our principal offices in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the 10th day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. The date of our 2010 annual meeting of stockholders has not yet been established, but assuming it is held on May 28, 2010, in order to comply with the time periods set forth in our bylaws, appropriate notice for the 2010 annual meeting would need to be provided to our Corporate Secretary no earlier than January 28, 2010 and no later than February 27, 2010.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document we file with the SEC at the facilities of the SEC located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 or at the offices of the National Association of Securities Dealers, Inc. located at 1735 K Street, N.W., Washington, D.C. 20006. Please call the SEC at 1-800-SEC-0330 for further information on its public reference rooms. Our SEC filings also are available to the public at its website at www.sec.gov.

The Cornerstone Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission, is available on the Internet at www.proxydocs.com/crtx. Paper copies of the Cornerstone’s Form 10-K, excluding exhibits, are available free of charge by contacting Cornerstone Therapeutics Inc., Attention of David Price, Executive Vice President, Finance, and Chief Financial Officer, 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518; telephone: (888) 466-6505.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED [ • ], 2009.  YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By order of the Board of Directors,

[ • ]

[ • ]

Cary, North Carolina
[ • ], 2009

ANNEX A

FORM OF CHARTER AMENDMENT

CERTIFICATE OF AMENDMENT

OF THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CORNERSTONE THERAPEUTICS INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

CORNERSTONE THERAPEUTICS INC., (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is Cornerstone Therapeutics Inc.

2. The amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 1, 2004, and was subsequently amended on October 31, 2008 (the “Certificate of Incorporation”).

3. The Board of Directors of the Corporation pursuant to Section 242 of the DGCL duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation and declaring such amendment advisable. The stockholders of the Corporation pursuant to Section 242 of the DGCL duly approved and adopted such proposed amendment at a special meeting of stockholders duly called and held upon notice in accordance with Section 222 of the DGCL.

4. The Certificate of Incorporation is hereby amended by deleting Article SIXTH thereof in its entirety and inserting the following in lieu thereof:

“SIXTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s Bylaws.”

5. Article NINTH of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“NINTH: This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation.

1. General Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Corporation’s Board of Directors.

2. The Board of Directors shall have power, without the consent of the stockholders (except as provided by applicable law), to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

3. Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors and the provisions of that certain Governance Agreement by and among the Corporation, the stockholders of the Corporation named therein, and Chiesi Farmaceutici SpA (“Chiesi”) (the “Governance Agreement”), the number of directors of the Corporation shall be fixed from time to time in the manner provided in the Bylaws of the Corporation or any amendment thereof duly adopted by the Board of Directors or by the stockholders. Election of directors need not be by written ballot, except as and to the extent provided in the Bylaws of the Corporation.

4. Classes of Directors; Voting.

(a) For purposes of this Section 4, Section 5 and Section 6, the following terms shall have the respective meanings set forth below:

(i) “Beneficially Own” means, with respect to any security, having or sharing the power to direct or control the voting or disposition of such security and “Beneficial Ownership” has a correlative meaning;

(ii) “Class A Directors” means those directors who were not designated by Chiesi for election to the Board of Directors;

(iii) “Class B Directors” means those directors who, pursuant to the Governance Agreement, were designated by Chiesi for election to the Board of Directors;

(iv) “Common Stock” means the Corporation’s common stock, par value $0.001 per share;

(v) “Equity Securities” means any (a) Voting Stock of the Corporation, (b) securities of the Corporation convertible into or exchangeable for Voting Stock and (c) options, rights and warrants issued by the Corporation to acquire Voting Stock;

(vi) “Fully Diluted Basis” means of any date a calculation that gives effect to the number of shares of Common Stock then issued and outstanding plus the aggregate number of all shares of Common Stock that the Corporation may be required to issue as of such date pursuant to all options, warrants, rights, convertible or exchangeable securities or similar obligations then outstanding, whether or not such securities are then exercisable and exchangeable but excluding, however, any options, warrants or other similar rights outstanding at the date hereof that have an exercise price equal to or greater than $26.00 per share; and

(vii) “Voting Stock” means the outstanding securities of the Corporation having the right to vote generally in any election of directors of the Board of Directors.

(b) Subject to the rights of holders of any series of Preferred Stock to elect directors, while the Governance Agreement is in effect:

(i) the Board of Directors shall be divided into two classes: Class A Directors and Class B Directors; and

(ii) so long as Chiesi and its affiliates collectively Beneficially Own Common Stock representing not less than 50% of all outstanding Common Stock on a Fully Diluted Basis, (A) the Class B Directors present at a meeting duly held at which a quorum is present will be collectively entitled to exercise the number of votes equal to the aggregate number of Class A Directors present at the meeting with the number of votes allocated to the Class B Directors prorated among the Class B Directors who are present at such meeting and (B) each Class A Director will be entitled to one vote. The differential voting provision in this clause (ii) shall not apply to voting by directors in any committee of the Board of Directors.

5. Chiesi Approval Required for Certain Actions. For so long as Chiesi and its affiliates Beneficially Own Common Stock constituting not less than 40% of all outstanding Common Stock on a Fully Diluted Basis, the approval of Chiesi shall be required for any of the following:

(a) the acquisition by the Corporation of any business or assets (other than products acquired for re-sale to customers) for an aggregate price (not including royalties based on sales volumes, but including any assumptions of liabilities, milestone payments and other similar commitments) in excess of $25,000,000;

(b) the sale, lease, transfer or other disposal of a business or assets of the Corporation for an aggregate price (not including royalties based on sales volumes, but including any assumptions of liabilities, milestone payments and other similar commitments) in excess of $25,000,000; provided, that the approval of Chiesi shall not be required for the sale, license or transfer to another party, in the ordinary course of business, of any Corporation asset (regardless of its value);

(c) the issuance of any Equity Security or other capital stock of the Corporation, other than (i) issuances pursuant to the Corporation’s employee incentive plans and (ii) issuances upon the exercise of any option, warrant, conversion privilege or other similar right; or

(d) the repurchase or redemption of any Equity Security or other capital stock of the Corporation, other than (i) redemptions required by the terms thereof, (ii) purchases made at fair market value in connection with any deferred compensation plan maintained by the Corporation and (iii) repurchases of unvested or restricted stock issued pursuant to any employee, officer, director or consultant compensation plan.”

6. The Certificate of Incorporation is hereby amended by deleting Article TENTH and ELEVENTH thereof in their entirety and inserting the following in lieu thereof:

“TENTH:

For so long as Chiesi and its affiliates collectively Beneficially Own Common Stock representing not less than 50% of all outstanding Common Stock on a Fully Diluted Basis, the following provisions shall be in effect:

1. Except as Chiesi may otherwise agree in writing, neither Chiesi nor any of its affiliates shall have a duty to refrain from engaging, directly or indirectly in the same or similar business activities or lines of business as the Corporation. To the fullest extent permitted by law, neither Chiesi nor any officer or director thereof shall be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of any such activities of Chiesi or of such person’s participation therein.

2. Subject to compliance with Section 3 of this Article TENTH, in the event that Chiesi acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both Chiesi and the Corporation, Chiesi shall to the fullest extent permitted by law have no duty to communicate or offer such corporate opportunity to the Corporation and shall to the fullest extent permitted by law not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder of the Corporation by reason of the fact that Chiesi acquires or seeks such corporate opportunity for itself, directs such corporate opportunity to another person or entity, or otherwise does not communicate information regarding such corporate opportunity to the Corporation, and the Corporation to the fullest extent permitted by law waives and renunciates any claim that such business opportunity constituted a corporate opportunity that should have been presented to the Corporation or any of its affiliates.

3. In the event that a director or officer of the Corporation who is also a director, officer or employee of Chiesi acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Corporation and Chiesi (a “Mutual Corporate Opportunity”), such director or officer shall to the fullest extent permitted by law have fully satisfied and fulfilled his fiduciary duty with respect to such Mutual Corporate Opportunity, and the Corporation to the fullest extent permitted by law waives and renunciates any claim that such Mutual Corporate Opportunity constituted a corporate opportunity that should have been presented to the Corporation, if such director or officer acts in a manner consistent with the following policy: a Mutual Corporate Opportunity offered to any person who is an officer or director of the Corporation, and who is also an officer, director or employee of Chiesi, shall belong to Chiesi, unless such Mutual Corporate Opportunity was expressly offered to such person in his or her capacity as a director or officer of the Corporation (a “Cornerstone Opportunity”), in which case such Cornerstone Opportunity shall not be pursued by Chiesi.

ELEVENTH:  The Corporation elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.”

IN WITNESS WHEREOF, this Certificate of Amendment, which has been duly adopted in accordance with Section 242 of the DGCL, has been executed by a duly authorized officer of the Corporation on this            day of           , 2009.

CORNERSTONE THERAPEUTICS INC.

Name:

Title:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark your votes as indicated in this example	☒

	FOR	AGAINST	ABSTAIN
1. To amend the Company’s certificate of incorporation in the manner described in the accompanying proxy statment.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. To adjourn the Special Meeting, if necessary to solicit additional proxies in favor of the amendment of the Company’s certificate of incorporation.	☐	☐	☐

The proxies are authorized to vote in accordance with the determination of a majority of the board of directors as to any other matters which may properly come before the Special Meeting or any adjournment thereof.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving title as such. If signer is a partnership, please sign in partnership name by an authorized person.

▲ FOLD AND DETACH HERE ▲
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting are available through 11:59 PM Eastern Time
on                            , 2009.

Cornerstone Therapeutics Inc.

INTERNET
http://www.proxyvoting.com/CRTX
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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PROXY
CORNERSTONE THERAPEUTICS INC.
1255 CRESCENT GREEN DRIVE, SUITE 250
CARY, NORTH CAROLINA 27518
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON                                , 2009
The undersigned, revoking all prior proxies, hereby appoints Craig A. Collard and David Price, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of common stock of Cornerstone Therapeutics Inc. (the “Company”) held of record by the undersigned as of the close of business on                                , 2009 at the Special Meeting of Stockholders to be held on                                , 2009 and any adjournments or postponements thereof. The undersigned hereby directs Craig A. Collard and David Price to vote in accordance with the determination of a majority of the board of directors as to any other matters which may properly come before the Special Meeting, all as indicated in the Notice of Special Meeting receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. ATTENDANCE OF THE UNDERSIGNED AT THE SPECIAL MEETING OR AT ANY ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.
(Continued and to be signed, on the reverse side)

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments (Mark the corresponding box on the reverse side)	P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

     ▲ FOLD AND DETACH HERE ▲
Dear Stockholder:
Please take note of the important information enclosed with this proxy card. There are matters related to the operation of the Cornerstone Therapeutics Inc. that require your prompt attention. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign and date the card, detach it and return your proxy in the enclosed postage-paid envelope. Thank you in advance for your prompt consideration of these matters.
Sincerely,
Cornerstone Therapeutics Inc.
Your vote is important. Please vote immediately.
SPECIAL MEETING OF STOCKHOLDERS OF
CORNERSTONE THERAPEUTICS INC.
                               , 2009
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
52892